EXHIBIT 99.2

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
THIRD QUARTER 2009

Owned Community Results
Third Quarter 2009						3Q '09 versus 3Q '08
						% Growth
	# of	Date	3Q '09	3Q '09	3Q '08	Rental	Total	Total	Total	3Q '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,079	92.4%	92.0%	-0.1%	0.5%	5.0%	-2.0%
Canterbury Apartments	618	7/16/1999	$947	94.5%	94.9%	0.8%	1.1%	6.2%	-1.8%
Country Village	344	4/30/1998	$910	96.8%	93.7%	0.2%	2.7%	3.7%	2.0%
Dunfield Townhomes	312	11/1/2007	$1,091	96.0%	93.9%	2.6%	4.8%	-0.8%	8.2%
Falcon Crest	396	7/16/1999	$971	94.1%	92.7%	-0.4%	-0.4%	-2.9%	0.9%
Fox Hall Apartments	720	3/29/2007	$816	92.8%	91.1%	-1.8%	0.1%	5.2%	-3.9%
Gateway Village	132	7/16/1999	$1,278	95.3%	96.0%	-0.5%	0.1%	-1.7%	1.2%
Heritage Woods	164	10/4/2006	$1,027	97.1%	94.5%	0.1%	2.1%	5.5%	-0.3%
Mill Towne Village Apts	384	5/31/2001	$870	93.8%	94.7%	0.4%	-0.7%	0.1%	-1.2%
Morningside Heights	1,050	4/30/1998	$865	92.6%	92.3%	-1.6%	-1.4%	-3.9%	0.2%
Owings Run	504	7/16/1999	$1,194	95.0%	95.3%	0.0%	0.8%	1.6%	0.4%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,156	95.6%	94.1%	-1.7%	1.4%	-5.6%	6.6%
Saddle Brooke Apartments	468	10/29/2008	$1,038	92.7%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,293	89.2%	92.2%	-2.1%	-4.0%	-3.3%	-4.5%
The Coves at Chesapeake	469	11/20/2006	$1,190	92.4%	91.0%	-1.5%	-0.7%	4.1%	-3.6%
Timbercroft Townhomes	284	7/16/1999	$893	99.5%	98.5%	3.4%	7.1%	3.4%	9.6%
Top Field	156	10/4/2006	$1,182	94.9%	96.4%	0.9%	-0.7%	0.2%	-1.1%
Village Square Townhomes	370	7/16/1999	$1,124	93.3%	95.0%	-1.9%	-3.8%	-2.0%	-4.8%
Woodholme Manor	177	3/31/2001	$861	96.3%	94.9%	0.9%	1.7%	-8.2%	10.0%

Total Baltimore Region	7,814		$1,004	93.9%	93.5%	-0.4%	0.4%	1.3%	-0.2%	19.6%

Boston Region
Gardencrest	696	6/28/2002	$1,509	95.4%	96.6%	1.0%	0.5%	1.6%	0.0%
Highland House	172	5/31/2006	$1,151	94.8%	96.0%	0.0%	-2.2%	9.8%	-10.5%
Liberty Place	107	6/6/2006	$1,411	95.3%	96.8%	-0.2%	-5.7%	0.1%	-9.3%
Stone Ends	280	2/12/2003	$1,226	96.0%	95.2%	-0.9%	0.1%	0.2%	0.1%
The Heights at Marlborough	348	9/7/2006	$1,168	95.9%	96.0%	0.6%	1.5%	10.8%	-3.6%
The Meadows at Marlborough	264	9/7/2006	$1,121	97.0%	95.4%	-2.3%	-3.2%	4.8%	-8.7%
The Townhomes of Beverly	204	2/15/2007	$1,435	97.4%	95.3%	-1.0%	2.3%	-10.1%	10.8%
The Village at Marshfield	276	3/17/2004	$1,127	95.6%	95.4%	-3.9%	-1.1%	5.8%	-4.3%
Westwoods	35	4/30/2007	$1,258	91.2%	96.0%	-0.2%	-10.3%	4.3%	-23.7%

Total Boston Region	2,382		$1,298	95.8%	96.0%	-0.4%	-0.4%	2.7%	-2.1%	7.8%

Chicago Region
Blackhawk	371	10/20/2000	$869	95.5%	95.7%	-3.2%	-3.5%	-3.8%	-3.0%
Courtyards Village	224	8/29/2001	$821	98.0%	97.8%	-1.7%	-2.7%	-0.1%	-5.0%
Cypress Place	192	12/27/2000	$936	97.5%	97.7%	-2.1%	-2.0%	-4.5%	1.3%
The Colony	783	9/1/1999	$878	97.0%	97.1%	-2.7%	-2.8%	10.8%	-12.7%
The New Colonies	672	6/23/1998	$727	96.1%	95.0%	-0.1%	-2.5%	-6.1%	1.0%

Total Chicago Region	2,242		$831	96.7%	96.4%	-2.0%	-2.7%	0.6%	-5.9%	3.9%

Florida Region
The Hamptons	668	7/7/2004	$1,003	93.6%	95.8%	-3.1%	-9.7%	3.8%	-21.7%
Vinings at Hampton Village	168	7/7/2004	$1,112	94.4%	94.4%	-2.4%	1.2%	1.4%	1.1%

Total Florida Region	836		$1,025	93.8%	95.5%	-2.9%	-7.4%	3.2%	-17.6%	1.5%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,215	95.3%	96.9%	2.5%	4.0%	12.5%	-1.3%
Cambridge Village	82	3/1/2002	$1,681	97.7%	97.4%	1.7%	1.2%	1.8%	0.8%
Devonshire Hills	297	7/16/2001	$1,683	95.6%	97.5%	-1.6%	-2.2%	-0.3%	-3.2%
Hawthorne Court	434	4/4/2002	$1,368	97.1%	97.4%	-1.7%	-1.0%	-2.3%	0.1%
Heritage Square	80	4/4/2002	$1,682	95.0%	95.8%	0.7%	-1.2%	10.8%	-11.2%
Holiday Square	144	5/31/2002	$1,180	94.9%	95.7%	1.5%	0.4%	5.8%	-3.1%
Lake Grove Apartments	368	2/3/1997	$1,370	96.1%	95.9%	0.0%	2.0%	6.2%	-0.5%
Mid- Island Estates	232	7/1/1997	$1,324	97.4%	95.1%	0.3%	4.9%	6.2%	4.0%
Sayville Commons	342	7/15/2005	$1,542	96.2%	95.4%	2.0%	3.2%	2.4%	3.7%
South Bay Manor	61	9/11/2000	$1,617	95.5%	96.6%	0.3%	-0.5%	-2.7%	1.4%
Southern Meadows	452	6/29/2001	$1,367	96.7%	96.6%	0.1%	0.9%	0.1%	1.6%
Stratford Greens	359	3/1/2002	$1,430	97.2%	95.9%	-1.9%	-2.1%	-7.6%	1.8%
Westwood Village Apts	242	3/1/2002	$2,305	96.0%	96.4%	-1.6%	-1.8%	1.2%	-4.0%
Woodmont Village Apts	96	3/1/2002	$1,302	96.1%	95.7%	0.3%	1.7%	-1.5%	3.7%
Yorkshire Village Apts	40	3/1/2002	$1,746	95.7%	96.7%	0.3%	-0.7%	3.9%	-4.8%

Total Long Island Region	3,389		$1,491	96.4%	96.4%	-0.3%	0.3%	1.1%	-0.2%	12.0%

Maine Region
Liberty Commons	120	8/30/2006	$1,175	98.2%	94.7%	-1.0%	3.1%	4.8%	2.2%
Redbank Village	500	7/7/1998	$860	97.6%	95.0%	0.4%	2.0%	-10.2%	12.8%

Total Maine Region	620		$921	97.8%	95.0%	0.1%	2.3%	-7.1%	9.7%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,109	96.0%	97.1%	2.0%	2.2%	32.5%	-23.4%
Chatham Hill Apartments	308	1/30/2004	$1,714	93.6%	94.8%	-1.9%	-3.1%	-7.6%	-0.6%
East Hill Gardens	33	7/7/1998	$1,459	93.0%	95.9%	-2.6%	-5.6%	-11.7%	-1.8%
Hackensack Gardens	198	3/1/2005	$1,065	92.5%	95.9%	4.0%	-0.2%	-36.3%	38.9%
Jacob Ford Village	270	2/15/2007	$1,144	95.1%	95.3%	3.8%	2.4%	15.7%	-5.8%
Lakeview	106	7/7/1998	$1,359	95.5%	94.2%	-0.1%	1.6%	-4.4%	5.7%
Northwood Apartments	134	1/30/2004	$1,304	98.6%	94.9%	-1.5%	3.1%	7.4%	-0.5%
Oak Manor	77	7/7/1998	$1,760	95.7%	95.3%	-0.7%	-1.1%	-25.6%	17.4%
Pleasant View	1,142	7/7/1998	$1,122	94.6%	94.1%	-3.0%	-0.8%	0.1%	-1.4%
Pleasure Bay	270	7/7/1998	$1,041	94.2%	95.8%	-3.3%	-5.1%	-1.6%	-8.0%
Royal Gardens Apartments	550	5/28/1997	$1,211	97.2%	95.8%	-1.9%	-0.6%	-5.3%	2.1%
Wayne Village	275	7/7/1998	$1,385	96.4%	96.1%	-0.3%	0.8%	-2.3%	2.6%
Windsor Realty	67	7/7/1998	$1,191	90.3%	95.5%	-0.4%	-10.8%	-26.8%	1.1%

Total New Jersey Region	3,578		$1,231	95.1%	95.1%	-1.2%	-0.9%	-2.9%	0.4%	11.0%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$822	96.8%	97.9%	-0.5%	-4.8%	-4.9%	-4.6%
Castle Club	158	3/15/2000	$955	95.2%	92.7%	-0.2%	3.5%	-4.4%	11.4%
Chesterfield	247	9/23/1997	$896	96.2%	92.9%	-4.4%	-1.1%	-0.7%	-1.4%
Curren Terrace	318	9/23/1997	$879	92.1%	94.8%	-1.6%	-2.7%	-6.8%	0.9%
Glen Brook	174	7/28/1999	$823	88.4%	91.8%	-0.1%	-8.9%	-3.7%	-15.9%
Glen Manor	174	9/23/1997	$798	94.4%	97.0%	-0.9%	-3.7%	-3.5%	-3.8%
Golf Club	399	3/15/2000	$1,061	95.3%	93.3%	-1.1%	3.8%	-3.4%	8.5%
Hill Brook Place	274	7/28/1999	$844	95.1%	94.9%	-3.2%	-0.7%	2.3%	-4.0%
Home Properties of Bryn Mawr	316	3/15/2000	$1,145	89.8%	95.0%	7.5%	0.8%	0.0%	1.3%
Home Properties of Devon	631	3/15/2000	$1,091	92.5%	91.7%	-2.3%	0.1%	-2.8%	2.0%
Home Properties of Newark	432	7/16/1999	$873	93.0%	94.8%	-0.6%	-1.7%	-3.3%	-0.3%
New Orleans Park	442	7/28/1999	$858	95.7%	95.7%	-0.7%	-2.5%	-0.8%	-4.1%
Racquet Club	466	7/7/1998	$1,024	95.8%	95.6%	-0.9%	0.0%	-7.2%	5.5%
Racquet Club South	103	5/27/1999	$886	95.3%	95.6%	-2.5%	-5.4%	4.1%	-13.9%
Ridley Brook	244	7/28/1999	$912	96.4%	96.1%	0.2%	0.6%	3.1%	-1.5%
Sherry Lake	298	7/23/1998	$1,167	94.4%	98.1%	-2.6%	-4.5%	6.6%	-10.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,105	96.5%	95.7%	-0.8%	-0.4%	6.6%	-5.2%
The Landings	384	11/25/1996	$985	94.5%	96.0%	-1.8%	-4.5%	9.5%	-12.2%
Trexler Park	250	3/15/2000	$1,044	94.0%	95.2%	-2.7%	-6.4%	-2.3%	-9.2%
Trexler Park West	216	8/15/2008	$1,245	94.3%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,097	89.4%	94.1%	-3.0%	-6.6%	5.8%	-15.5%

Total Philadelphia Region	6,195		$990	93.8%	94.7%	-1.2%	-1.9%	-0.7%	-2.8%	14.4%

Washington, D.C. Region
Braddock Lee	255	3/16/1998	$1,282	96.7%	96.1%	1.0%	1.0%	-4.1%	4.7%
Cider Mill	864	9/27/2002	$1,095	95.6%	94.7%	-0.6%	1.8%	7.7%	-2.9%
Cinnamon Run	511	12/28/2005	$1,194	94.3%	96.5%	1.3%	-1.3%	4.4%	-3.8%
East Meadow	150	8/1/2000	$1,284	97.4%	95.2%	-2.7%	-2.1%	-3.9%	-0.9%
Elmwood Terrace	504	6/30/2000	$920	94.0%	92.1%	0.0%	7.4%	-3.0%	18.5%
Falkland Chase	450	9/10/2003	$1,340	94.7%	93.9%	-2.4%	-1.3%	4.0%	-4.0%
Mount Vernon Square	1,387	12/27/2006	$1,197	95.8%	95.4%	0.7%	1.4%	-8.4%	7.4%
Orleans Village	851	11/16/2000	$1,325	94.5%	95.1%	0.6%	-0.2%	8.6%	-6.0%
Park Shirlington	294	3/16/1998	$1,293	95.6%	96.6%	0.9%	-1.8%	-4.4%	0.1%
Peppertree Farm	879	12/28/2005	$1,176	91.9%	94.5%	2.4%	-0.8%	-3.3%	0.7%
Seminary Hill	296	7/1/1999	$1,247	97.0%	96.0%	0.8%	1.9%	-0.9%	4.6%
Seminary Towers	541	7/1/1999	$1,307	94.6%	95.1%	1.1%	-1.8%	-3.7%	-0.2%
Tamarron Apartments	132	7/16/1999	$1,441	94.6%	94.6%	-2.2%	-1.0%	1.3%	-2.3%
The Apts at Wellington Trace	240	3/2/2004	$1,276	97.4%	92.9%	-1.0%	6.3%	-0.5%	10.6%
The Manor - MD	435	8/31/2001	$1,206	97.3%	91.6%	0.8%	13.4%	6.1%	18.2%
The Manor - VA	198	2/19/1999	$1,023	96.5%	95.4%	-3.2%	-0.7%	-2.4%	0.7%
The Sycamores	185	12/16/2002	$1,340	98.1%	95.3%	-2.2%	2.2%	5.5%	0.3%
Virginia Village	344	5/31/2001	$1,264	97.6%	98.0%	1.0%	1.5%	2.8%	0.6%
West Springfield	244	11/18/2002	$1,411	96.7%	96.2%	-2.3%	-2.1%	0.8%	-3.6%
Westchester West	345	12/30/2008	$1,290	93.5%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,193	94.8%	91.6%	2.0%	6.4%	0.8%	9.9%

Total Washington, D.C. Region	9,333		$1,220	95.2%	94.9%	0.3%	1.2%	0.2%	2.0%	28.4%

TOTAL OWNED PORTFOLIO	36,389		$1,132	95.1%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	35,360		$1,132	95.1%	95.0%	-0.5%	-0.2%	0.2%	-0.5%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Owned Community Results

September YTD						YTD '09 versus YTD '08
						% Growth
	# of	Date	YTD '09	YTD '09	YTD '08	Rental	Total	Total	Total	YTD '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,083	92.5%	93.5%	2.9%	1.6%	3.6%	0.4%
Canterbury Apartments	618	7/16/1999	$941	94.2%	93.6%	0.8%	-0.1%	0.0%	-0.1%
Country Village	344	4/30/1998	$900	95.9%	94.9%	0.7%	0.5%	2.7%	-1.1%
Dunfield Townhomes	312	11/1/2007	$1,081	96.1%	93.9%	2.5%	5.7%	-0.6%	9.4%
Falcon Crest	396	7/16/1999	$974	93.4%	92.9%	0.2%	-0.2%	-1.8%	0.7%
Fox Hall Apartments	720	3/29/2007	$826	91.5%	93.3%	-1.7%	1.2%	-2.4%	4.6%
Gateway Village	132	7/16/1999	$1,276	95.6%	96.0%	0.5%	-0.7%	1.1%	-1.6%
Heritage Woods	164	10/4/2006	$1,023	96.1%	95.4%	0.6%	1.6%	4.0%	0.2%
Mill Towne Village Apts	384	5/31/2001	$868	93.7%	94.6%	0.7%	-1.0%	3.3%	-3.9%
Morningside Heights	1,050	4/30/1998	$871	92.2%	92.6%	-0.5%	-1.3%	-3.1%	-0.2%
Owings Run	504	7/16/1999	$1,186	95.3%	95.4%	0.8%	1.0%	-0.5%	1.7%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,165	94.6%	94.8%	1.7%	1.5%	-2.3%	4.2%
Saddle Brooke Apartments	468	10/29/2008	$1,054	90.5%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,296	90.1%	92.7%	0.3%	-1.0%	2.5%	-2.8%
The Coves at Chesapeake	469	11/20/2006	$1,190	92.4%	90.5%	-0.9%	1.4%	7.6%	-2.2%
Timbercroft Townhomes	284	7/16/1999	$880	99.3%	99.0%	4.0%	2.7%	1.1%	3.7%
Top Field	156	10/4/2006	$1,183	95.7%	95.8%	3.0%	4.6%	4.5%	4.6%
Village Square Townhomes	370	7/16/1999	$1,135	93.6%	94.6%	-1.5%	-2.2%	0.4%	-3.5%
Woodholme Manor	177	3/31/2001	$855	95.7%	93.4%	1.3%	4.7%	-7.2%	15.4%

Total Baltimore Region	7,814		$1,006	93.6%	93.8%	0.7%	0.8%	0.6%	0.9%	19.8%

Boston Region
Gardencrest	696	6/28/2002	$1,508	95.0%	95.9%	2.5%	1.5%	-4.4%	5.3%
Highland House	172	5/31/2006	$1,149	95.6%	96.5%	0.7%	0.3%	14.0%	-9.4%
Liberty Place	107	6/6/2006	$1,409	96.9%	95.3%	1.1%	2.0%	2.5%	1.6%
Stone Ends	280	2/12/2003	$1,226	96.6%	95.0%	-0.2%	1.9%	1.1%	2.3%
The Heights at Marlborough	348	9/7/2006	$1,170	95.2%	96.3%	1.9%	2.2%	12.3%	-5.4%
The Meadows at Marlborough	264	9/7/2006	$1,137	96.2%	96.4%	-0.4%	-1.1%	12.1%	-11.6%
The Townhomes of Beverly	204	2/15/2007	$1,447	95.4%	95.1%	0.6%	0.3%	0.0%	0.6%
The Village at Marshfield	276	3/17/2004	$1,138	95.3%	94.4%	-2.2%	-0.7%	5.4%	-4.2%
Westwoods	35	4/30/2007	$1,259	94.3%	96.9%	2.1%	-2.6%	11.2%	-13.7%

Total Boston Region	2,382		$1,302	95.5%	95.7%	1.0%	0.9%	3.5%	-0.8%	7.3%

Chicago Region
Blackhawk	371	10/20/2000	$881	95.6%	95.6%	-0.7%	-2.3%	-5.5%	1.9%
Courtyards Village	224	8/29/2001	$831	96.9%	98.0%	0.9%	-2.0%	-4.0%	0.1%
Cypress Place	192	12/27/2000	$944	97.1%	97.3%	-0.5%	-0.2%	-4.9%	5.7%
The Colony	783	9/1/1999	$888	95.3%	97.0%	-0.9%	-2.2%	-1.8%	-2.5%
The New Colonies	672	6/23/1998	$727	95.7%	95.8%	0.7%	-2.0%	-8.7%	4.1%

Total Chicago Region	2,242		$838	95.8%	96.6%	-0.2%	-1.9%	-4.8%	1.0%	4.1%

Florida Region
The Hamptons	668	7/7/2004	$1,010	94.6%	94.4%	-2.7%	-6.5%	-0.5%	-12.2%
Vinings at Hampton Village	168	7/7/2004	$1,117	95.3%	93.9%	-2.5%	0.6%	-4.4%	6.6%

Total Florida Region	836		$1,032	94.7%	94.3%	-2.7%	-5.0%	-1.4%	-8.5%	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,215	95.0%	94.7%	2.2%	2.9%	-2.0%	7.4%
Cambridge Village	82	3/1/2002	$1,669	98.0%	98.4%	1.9%	3.8%	3.9%	3.7%
Devonshire Hills	297	7/16/2001	$1,674	96.6%	96.9%	-1.6%	-0.6%	4.4%	-3.1%
Hawthorne Court	434	4/4/2002	$1,368	96.8%	96.4%	-1.9%	-0.8%	-0.5%	-1.0%
Heritage Square	80	4/4/2002	$1,675	95.4%	97.0%	1.2%	-1.3%	7.9%	-8.7%
Holiday Square	144	5/31/2002	$1,180	95.5%	96.7%	1.8%	0.1%	7.6%	-5.0%
Lake Grove Apartments	368	2/3/1997	$1,379	96.3%	95.5%	-0.9%	1.7%	4.6%	-0.3%
Mid- Island Estates	232	7/1/1997	$1,317	97.4%	95.7%	0.1%	3.5%	9.1%	-0.8%
Sayville Commons	342	7/15/2005	$1,535	96.3%	94.9%	1.8%	4.0%	4.5%	3.6%
South Bay Manor	61	9/11/2000	$1,616	96.5%	93.3%	-0.8%	1.2%	0.3%	1.9%
Southern Meadows	452	6/29/2001	$1,366	96.0%	94.9%	0.9%	3.4%	3.5%	3.2%
Stratford Greens	359	3/1/2002	$1,427	96.5%	96.5%	-1.0%	-1.5%	-5.5%	1.6%
Westwood Village Apts	242	3/1/2002	$2,338	95.4%	97.4%	1.8%	0.8%	5.0%	-2.1%
Woodmont Village Apts	96	3/1/2002	$1,279	96.5%	93.6%	-4.0%	3.0%	8.2%	-0.1%
Yorkshire Village Apts	40	3/1/2002	$1,755	96.3%	97.7%	2.6%	0.9%	-0.5%	2.3%

Total Long Island Region	3,389		$1,490	96.3%	96.0%	0.1%	1.2%	2.8%	0.1%	11.9%

Maine Region
Liberty Commons	120	8/30/2006	$1,187	97.0%	96.2%	1.5%	3.5%	3.2%	3.7%
Redbank Village	500	7/7/1998	$862	96.0%	95.1%	2.1%	1.8%	-1.8%	4.6%

Total Maine Region	620		$925	96.3%	95.4%	1.9%	2.2%	-0.8%	4.3%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,113	95.3%	96.6%	5.4%	3.3%	13.6%	-5.0%
Chatham Hill Apartments	308	1/30/2004	$1,711	94.0%	95.0%	-0.6%	-1.2%	-4.6%	0.7%
East Hill Gardens	33	7/7/1998	$1,475	95.2%	97.0%	-1.9%	-4.5%	8.3%	-12.0%
Hackensack Gardens	198	3/1/2005	$1,060	91.8%	93.1%	5.1%	4.4%	-6.8%	19.2%
Jacob Ford Village	270	2/15/2007	$1,132	95.9%	94.4%	3.9%	4.4%	3.1%	5.4%
Lakeview	106	7/7/1998	$1,354	93.5%	96.8%	0.7%	-2.4%	1.7%	-5.4%
Northwood Apartments	134	1/30/2004	$1,313	96.2%	94.6%	0.4%	2.4%	-1.0%	5.9%
Oak Manor	77	7/7/1998	$1,770	94.9%	96.8%	-0.4%	-1.7%	1.1%	-3.4%
Pleasant View	1,142	7/7/1998	$1,139	93.3%	93.7%	-1.5%	-0.8%	8.9%	-7.4%
Pleasure Bay	270	7/7/1998	$1,047	93.6%	93.3%	-2.8%	-2.6%	-1.4%	-3.6%
Royal Gardens Apartments	550	5/28/1997	$1,221	95.6%	95.3%	-0.8%	0.2%	2.5%	-1.5%
Wayne Village	275	7/7/1998	$1,387	96.4%	95.6%	0.5%	1.6%	0.0%	2.6%
Windsor Realty	67	7/7/1998	$1,191	94.1%	95.7%	0.1%	-0.4%	-0.7%	-0.3%

Total New Jersey Region	3,578		$1,238	94.4%	94.7%	-0.1%	0.1%	2.8%	-1.8%	10.4%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$830	92.9%	96.3%	0.6%	-4.2%	3.7%	-12.0%
Castle Club	158	3/15/2000	$953	94.8%	93.8%	0.7%	2.0%	0.9%	3.2%
Chesterfield	247	9/23/1997	$911	96.1%	93.9%	-1.3%	0.3%	4.9%	-3.9%
Curren Terrace	318	9/23/1997	$885	93.7%	93.0%	-2.3%	0.1%	0.0%	0.2%
Glen Brook	174	7/28/1999	$825	91.2%	92.0%	0.1%	-2.7%	0.3%	-6.5%
Glen Manor	174	9/23/1997	$802	95.3%	95.2%	0.4%	0.4%	-0.5%	1.3%
Golf Club	399	3/15/2000	$1,074	93.8%	94.8%	1.9%	2.0%	1.2%	2.5%
Hill Brook Place	274	7/28/1999	$856	95.2%	94.7%	-2.0%	-1.5%	4.4%	-7.6%
Home Properties of Bryn Mawr	316	3/15/2000	$1,114	91.3%	93.8%	5.6%	0.5%	0.7%	0.3%
Home Properties of Devon	631	3/15/2000	$1,098	92.7%	93.2%	-1.1%	-1.9%	2.5%	-4.8%
Home Properties of Newark	432	7/16/1999	$875	94.2%	94.4%	0.0%	0.1%	-2.2%	2.1%
New Orleans Park	442	7/28/1999	$864	94.4%	94.6%	0.5%	-1.5%	4.0%	-6.6%
Racquet Club	466	7/7/1998	$1,030	95.6%	95.8%	-0.2%	-2.1%	4.1%	-6.6%
Racquet Club South	103	5/27/1999	$894	94.8%	95.5%	-0.3%	-2.5%	8.2%	-12.1%
Ridley Brook	244	7/28/1999	$917	94.9%	94.8%	1.3%	2.9%	2.4%	3.3%
Sherry Lake	298	7/23/1998	$1,179	94.6%	95.5%	-0.5%	-1.4%	3.6%	-4.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,105	97.5%	96.8%	0.4%	0.9%	1.9%	0.2%
The Landings	384	11/25/1996	$989	95.5%	96.1%	-0.2%	0.0%	4.9%	-3.1%
Trexler Park	250	3/15/2000	$1,052	93.0%	94.2%	-0.3%	-5.9%	3.4%	-12.8%
Trexler Park West	216	8/15/2008	$1,239	94.3%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,117	92.7%	95.6%	-0.1%	-4.8%	-3.5%	-5.8%

Total Philadelphia Region	6,195		$995	94.1%	94.6%	0.1%	-1.1%	2.0%	-3.5%	14.6%

Washington, D.C. Region
Braddock Lee	255	3/16/1998	$1,275	97.3%	96.0%	1.2%	1.8%	0.7%	2.5%
Cider Mill	864	9/27/2002	$1,104	94.7%	95.8%	1.3%	0.0%	5.4%	-4.2%
Cinnamon Run	511	12/28/2005	$1,190	95.7%	96.8%	1.5%	0.2%	-0.6%	0.6%
East Meadow	150	8/1/2000	$1,286	98.7%	96.3%	-1.6%	0.2%	-1.8%	1.5%
Elmwood Terrace	504	6/30/2000	$920	92.4%	93.2%	1.2%	2.3%	-0.4%	4.9%
Falkland Chase	450	9/10/2003	$1,355	93.3%	93.8%	0.2%	-0.8%	4.2%	-3.3%
Mount Vernon Square	1,387	12/27/2006	$1,195	94.8%	95.7%	2.7%	0.8%	-0.8%	1.6%
Orleans Village	851	11/16/2000	$1,324	95.2%	96.1%	2.0%	0.7%	5.4%	-2.3%
Park Shirlington	294	3/16/1998	$1,294	96.2%	96.7%	3.1%	2.9%	-1.0%	5.8%
Peppertree Farm	879	12/28/2005	$1,174	92.7%	93.4%	2.7%	1.2%	1.3%	1.2%
Seminary Hill	296	7/1/1999	$1,249	97.1%	96.5%	2.1%	1.3%	1.2%	1.3%
Seminary Towers	541	7/1/1999	$1,298	94.6%	95.0%	1.6%	0.6%	1.8%	-0.4%
Tamarron Apartments	132	7/16/1999	$1,453	96.4%	94.9%	0.4%	2.4%	0.6%	3.3%
The Apts at Wellington Trace	240	3/2/2004	$1,267	97.0%	90.8%	-0.7%	8.0%	1.4%	11.8%
The Manor - MD	435	8/31/2001	$1,210	95.4%	91.9%	3.2%	5.8%	5.4%	6.0%
The Manor - VA	198	2/19/1999	$1,032	96.3%	95.7%	-0.6%	1.0%	2.8%	-0.4%
The Sycamores	185	12/16/2002	$1,346	97.4%	96.1%	-0.6%	1.4%	3.5%	0.2%
Virginia Village	344	5/31/2001	$1,260	98.0%	97.4%	2.5%	2.6%	-0.2%	4.7%
West Springfield	244	11/18/2002	$1,421	96.5%	97.3%	-0.3%	-0.9%	6.9%	-4.5%
Westchester West	345	12/30/2008	$1,284	92.5%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,177	93.7%	93.5%	2.8%	3.4%	2.7%	3.8%

Total Washington, D.C. Region	9,333		$1,220	95.0%	95.2%	1.7%	1.3%	2.0%	0.9%	28.8%

TOTAL OWNED PORTFOLIO	36,389		$1,135	94.8%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	35,360		$1,135	94.9%	95.0%	0.6%	0.4%	1.5%	-0.4%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Third Quarter 2009 vs. Second Quarter 2009

Region	% Units	3Q '09	2Q '09	Variance

Washington, D.C.	25.4%	95.3%	95.3%	0.0%
Baltimore	20.8%	94.0%	94.0%	0.0%
New Jersey, Long Island	19.7%	95.7%	95.4%	0.3%
Philadelphia	16.9%	93.8%	94.6%	-0.8%
Boston	6.7%	95.8%	95.6%	0.2%
Chicago	6.3%	96.7%	95.9%	0.8%
Florida	2.4%	93.8%	94.4%	-0.6%
Other	1.8%	97.8%	96.4%	1.4%

Total Core	100.0%	95.1%	95.1%	0.0%

Year over Year Comparison
Third Quarter 2009 vs. Third Quarter 2008

Region	% Units	3Q '09	3Q '08	Variance

Washington, D.C.	25.4%	95.3%	94.9%	0.4%
Baltimore	20.8%	94.0%	93.5%	0.5%
New Jersey, Long Island	19.7%	95.7%	95.7%	0.0%
Philadelphia	16.9%	93.8%	94.7%	-0.9%
Boston	6.7%	95.8%	96.0%	-0.2%
Chicago	6.3%	96.7%	96.4%	0.3%
Florida	2.4%	93.8%	95.5%	-1.7%
Other	1.8%	97.8%	95.0%	2.8%

Total Core	100.0%	95.1%	95.0%	0.1%

September vs. Quarter Comparison

Region	% Units	Sep '09	3Q '09	Variance

Washington, D.C.	25.4%	95.3%	95.3%	0.0%
Baltimore	20.8%	94.3%	94.0%	0.3%
New Jersey, Long Island	19.7%	96.1%	95.7%	0.4%
Philadelphia	16.9%	93.8%	93.8%	0.0%
Boston	6.7%	96.0%	95.8%	0.2%
Chicago	6.3%	97.2%	96.7%	0.5%
Florida	2.4%	93.7%	93.8%	-0.1%
Other	1.8%	98.6%	97.8%	0.8%

Total Core	100.0%	95.3%	95.1%	0.2%

Net Operating Results - Core Properties

Sequential Results
Third Quarter 2009 vs. Second Quarter 2009
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington, D.C.	25.4%	0.0%	0.8%	4.0%	-1.1%
Baltimore	20.8%	-0.6%	-0.4%	2.5%	-2.2%
New Jersey, Long Island	19.7%	0.0%	-0.1%	-1.4%	0.8%
Philadelphia	16.9%	-1.6%	-2.4%	-2.9%	-2.1%
Boston	6.7%	-0.8%	-0.3%	-10.4%	6.6%
Chicago	6.3%	-0.8%	-0.1%	10.0%	-8.5%
Florida	2.4%	-3.7%	-1.7%	5.7%	-9.3%
Other	1.8%	0.8%	0.7%	1.2%	0.4%

Total Core	100.0%	-0.5%	-0.3%	0.6%	-0.9%

Year Over Year Results
Third Quarter 2009 vs. Third Quarter 2008
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington, D.C.	25.4%	1.1%	1.2%	0.2%	2.0%
Baltimore	20.8%	-0.1%	0.4%	1.3%	-0.2%
New Jersey, Long Island	19.7%	-0.4%	-0.2%	-0.7%	0.1%
Philadelphia	16.9%	-2.2%	-1.9%	-0.7%	-2.8%
Boston	6.7%	-0.9%	-0.4%	2.7%	-2.1%
Chicago	6.3%	-1.9%	-2.7%	0.6%	-5.9%
Florida	2.4%	-6.8%	-7.4%	3.2%	-17.6%
Other	1.8%	2.7%	2.2%	-7.1%	8.8%

Total Core	100.0%	-0.4%	-0.2%	0.2%	-0.5%

(1)	Reflects net change in base rental revenues before utility reimbursements and economic occupancy changes.

Resident Statistics

Top Six Reasons for Moveouts - Owned Communities
	3Q '09	2Q '09	1Q '09	4Q '08	3Q '08	2Q '08	1Q '08	Year '08	Year '07	Year '06

Employment related	14.0%	16.4%	17.7%	15.6%	14.5%	15.2%	15.6%	15.2%	16.1%	15.6%

Eviction/skip	12.5%	12.2%	16.6%	15.1%	13.8%	13.0%	16.4%	14.6%	14.6%	14.2%

Home purchase	12.4%	12.2%	9.9%	11.7%	12.4%	12.6%	11.1%	12.0%	15.5%	18.5%

Transfer w/in HME	11.8%	12.4%	13.8%	14.2%	9.8%	8.2%	10.6%	10.7%	8.3%	8.2%

Location convenience/
apartment size	11.6%	10.0%	8.3%	9.0%	10.0%	11.0%	11.0%	10.3%	13.7%	12.4%

Domestic Situation	10.7%	10.4%	6.2%	6.4%	10.0%	10.0%	7.5%	8.5%	9.2%	8.9%

Traffic - Core					Turnover - Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	3Q '09	YTD '09	3Q '09	YTD '09
	vs.	vs.	vs.	vs.
	3Q '08	YTD '08	3Q '08	YTD '08	3Q '09	3Q '08	YTD '09	YTD '08

Region
Baltimore	-5%	-2%	1%	-1%	13.1%	13.2%	31.9%	34.3%
Boston	12%	2%	14%	-2%	11.5%	11.6%	31.0%	31.3%
Chicago	23%	2%	15%	0%	15.0%	14.9%	36.6%	38.2%
Florida	-13%	-28%	42%	0%	12.3%	11.6%	37.3%	35.0%
Long Island	6%	0%	-4%	-12%	10.9%	9.9%	26.7%	27.4%
Maine	-12%	-6%	-10%	-5%	12.4%	14.4%	34.2%	36.9%
New Jersey	2%	5%	-20%	-2%	9.5%	11.7%	28.1%	28.7%
Philadelphia	2%	1%	5%	-12%	13.2%	13.5%	34.2%	34.4%
Washington, D.C.	13%	2%	2%	-12%	11.4%	11.6%	28.3%	30.3%

Total Core	5%	0%	2%	-7%	12.1%	12.4%	30.9%	32.2%

Bad Debt as % of Rent and Utility Recovery - Core

	3Q '09	3Q '08	YTD '09	YTD '08
	1.41%	1.39%	1.26%	1.19%

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

			Qtr	%			YTD	%
	3Q '09	3Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Rent	$112,592	$113,066	$(474)	(0.4%)	$338,153	$336,687	$1,466	0.4%
Utility recovery	3,468	3,444	24	0.7%	14,395	14,637	(242)	(1.7%)
Rent including recoveries	116,060	116,510	(450)	(0.4%)	352,548	351,324	1,224	0.3%
Other income	5,559	5,392	167	3.1%	15,656	15,417	239	1.6%

Total income	121,619	121,902	(283)	(0.2%)	368,204	366,741	1,463	0.4%
Operating & maintenance	(49,612)	(49,529)	(83)	(0.2%)	(153,623)	(151,290)	(2,333)	(1.5%)

Net Core NOI	$72,007	$72,373	$(366)	(0.5%)	$214,581	$215,451	$(870)	(0.4%)

Physical Occupancy %	95.1%	95.0%	0.1%		94.9%	95.0%	(0.1%)

Weighted Avg Rent per Unit	$1,132	$1,138	$(6)	(-0.5%)	$1,135	$1,128	$7	0.6%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the current quarter's effective NOI run rate is 25%.  This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
($ in thousands)

			Qtr	%			YTD	%
	3Q '09	3Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Electricity	$2,459	$2,487	$28	1.1%	$6,888	$6,453	$(435)	(6.7%)

Gas	1,540	1,813	273	15.1%	13,427	13,488	61	0.5%

Water & sewer	3,777	3,548	(229)	(6.5%)	10,584	10,270	(314)	(3.1%)

Repairs & maintenance	8,449	8,823	374	4.2%	22,598	21,964	(634)	(2.9%)

Personnel expense	11,670	10,944	(726)	(6.6%)	35,535	33,488	(2,047)	(6.1%)

Advertising	1,093	1,147	54	4.7%	3,143	3,339	196	5.9%

Legal & professional	304	515	211	41.0%	1,116	1,234	118	9.6%

Office & telephone	1,578	1,524	(54)	(3.5%)	4,443	4,475	32	0.7%

Property insurance	2,237	2,886	649	22.5%	6,500	8,526	2,026	23.8%

Real estate taxes	12,048	11,362	(686)	(6.0%)	35,340	33,616	(1,724)	(5.1%)

Snow	1	1	-	0.0%	711	531	(180)	(33.9%)

Trash	879	821	(58)	(7.1%)	2,598	2,522	(76)	(3.0%)

Property management G & A	3,577	3,658	81	2.2%	10,740	11,384	644	5.7%

Total Core	$49,612	$49,529	$(83)	(0.2%)	$153,623	$151,290	$(2,333)	(1.5%)

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the three and nine months ended September 30, 2009 and 2008:

	3Q '09	3Q '08	Year '09	Year '08
Revenues:
Rental income	$10	$4,249	$741	$13,295
Property other income	8	422	50	1,316
Total revenues	18	4,671	791	14,611
Expenses:
Operating and maintenance	(59)	2,007	461	6,848
Interest expense (1)	-	661	4,497	3,485
Depreciation and amortization	-	995	-	3,051
Total expenses	(59)	3,663	4,958	13,384
Income (loss) from discontinued operations	$77	$1,008	$(4,167)	$1,227

(1)	Includes prepayment penalties of $4,927 and $1,384 for the nine months ended 2009 and 2008, respectively.

Summary of Recent Acquisitions
($ in millions, except per unit data)

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Acquisitions

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Acquisitions

Saddle Brooke	Baltimore	MD	10/29/2008	468	6.7%	$51.5	$109,955
Westchester West	NoVA/DC	MD	12/30/2008	345	6.9%	49.0	141,939
			Total 2008	813	6.8%	$100.4	$123,528

	Total 2009 and 2008 Acquisitions			813	6.8%	$100.4	$123,528

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.

Summary Of Recent Sales
($ in millions, except per unit data)
							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Sales
Regency Club	New Jersey	NJ	1/30/2009	372	7.3%	$39.9	$107,277
Lakeshore Villas	Hudson Valley	NY	1/30/2009	152	8.4%	11.5	75,631
Sunset Gardens	Hudson Valley	NY	1/30/2009	217	8.0%	16.4	75,631
	Subtotal through 9/30/2009			741	7.6%	$67.8	$91,518
Sold after the third quarter close
Home Properties of Newark	Philadelphia	PA	10/1/2009	432	8.4%	30.0	69,444
			Total 2009	1,173	7.9%	$97.8	$83,389

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Sales
Carriage Hill Apartments	Hudson Valley	NY	1/31/2008	140	6.7%	$15.1	$107,750
Long Island: 5 Properties (2)	Long Island	NY	2/1/2008	363	6.1%	42.0	115,749
Mill Company Gardens	Portland	ME	2/21/2008	95	6.3%	7.4	77,747
Village Square	Philadelphia	PA	10/15/2008	128	6.5%	13.1	102,289
Valley View	Philadelphia	PA	12/22/2008	177	8.8%	10.5	59,073
Westchester Portfolio: 6 Properties (3)	Hudson Valley	NY	12/30/2008	324	7.3%	36.4	112,404
			Total 2008	1,227	6.8%	$124.5	$101,431

	Total 2009 and 2008 Sales			2,400	7.3%	$222.3	$92,613

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.
(2)	Consists of East Winds Apartments, Coventry Village, Maple Tree, Terry Apartments and Rider Terrace.
(3)	Consists of Bari Manor, Hudson View Estates, Sherwood Townhomes, Sparta Green, Sherwood House and Patricia Apartments.

Breakdown of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2008	Developed	As of	Current
Market	State	in 2008	12/31/2008	% of Units	in 2009	9/30/2009	% of Units
Suburban Washington, D.C.		345	9,333	25.14%	0	9,333	25.65%
Baltimore	MD	468	7,814	21.04%	0	7,814	21.47%
Suburban New York City	NY/NJ	-827	7,708	20.76%	-741	6,967	19.15%
Philadelphia	PA	-257	6,195	16.68%	0	6,195	17.02%
Boston	MA	0	2,382	6.42%	0	2,382	6.55%
Chicago	IL	0	2,242	6.04%	0	2,242	6.16%
Florida	FL	0	836	2.25%	0	836	2.30%
Portland	ME	-95	620	1.67%	0	620	1.70%

Total		-366	37,130	100.0%	-741	36,389	100.0%

Debt Summary Schedule

			INTEREST	09/30/09	MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY

FIXED RATE SECURED

Blackhawk		M&T Realty - Freddie Mac	5.060	12,539,446	12/01/09	0.17
Braddock Lee		Prudential - Fannie Mae	4.575	20,141,583	01/01/10	0.25
Elmwood Terrace		Centerline - Fannie Mae	5.300	19,941,549	01/01/10	0.25
Lakeview		Prudential - Fannie Mae	4.575	8,195,414	01/01/10	0.25
Pleasure Bay		Prudential - Fannie Mae	4.575	14,247,539	01/01/10	0.25
Windsor Realty		Prudential - Fannie Mae	4.575	4,411,572	01/01/10	0.25
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	0.58
East Meadow Apartments - 2nd		M&T Realty - Freddie Mac	5.550	5,954,446	05/01/10	0.58
Selford Townhomes - 2nd		M&T Realty - Freddie Mac	5.550	4,552,414	05/01/10	0.58
Seminary Hill - 2nd		M&T Realty - Freddie Mac	5.550	10,276,970	05/01/10	0.58
South Bay/Woodmont - 2nd		M&T Realty - Freddie Mac	5.550	5,648,584	05/01/10	0.58
Tamarron Apartments - 2nd		M&T Realty - Freddie Mac	5.550	7,611,036	05/01/10	0.58
The Manor (VA) - 2nd		M&T Realty - Freddie Mac	5.550	6,659,903	05/01/10	0.58
Cider Mill - 1st	(1)	Deutsche Bank - Freddie Mac	4.720	38,724,144	10/01/10	1.00
Cider Mill - 2nd		Deutsche Bank - Freddie Mac	5.180	17,258,949	10/01/10	1.00
Cider Mill - 3rd		Deutsche Bank - Freddie Mac	4.810	8,767,514	10/01/10	1.00
Home Properties of Devon		Prudential - Fannie Mae	7.500	28,892,000	10/01/10	1.00
The Heights at Marlborough - 1st	(1)	Deutsche Bank - Freddie Mac	5.420	21,387,386	10/01/10	1.00
The Heights at Marlborough - 2nd		Deutsche Bank - Freddie Mac	4.890	5,225,940	10/01/10	1.00
Trexler Park		Prudential - Fannie Mae	7.500	10,140,000	10/01/10	1.00
William Henry		NorthMarq - Freddie Mac	5.310	21,355,032	12/01/10	1.17
Multi-Property		Prudential - Fannie Mae	7.250	32,978,000	01/01/11	1.25
Multi-Property		Prudential - Fannie Mae	6.360	8,141,000	01/01/11	1.25
Multi-Property		Prudential - Fannie Mae	6.160	58,881,000	01/01/11	1.25
Orleans Village - 1st		Prudential - Fannie Mae	6.815	43,745,000	01/01/11	1.25
Orleans Village - 2nd		Prudential - Fannie Mae	5.360	22,248,000	01/01/11	1.25
Sherry Lake		Capmark - Freddie Mac	5.180	18,407,342	01/01/11	1.25
Bayview Apartments		M&T Realty - Freddie Mac	4.950	10,936,427	03/01/11	1.42
New Orleans/Arbor Crossing		Prudential - Fannie Mae	4.860	18,237,168	03/01/11	1.42
Racquet Club East - 1st		Prudential - Fannie Mae	6.875	20,274,906	04/01/11	1.50
Racquet Club East - 2nd		Prudential - Fannie Mae	5.490	9,946,557	04/01/11	1.50
Timbercroft Townhomes 1 - 1st		Capmark - HUD	8.500	201,825	05/01/11	1.58
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	20,005,574	08/01/11	1.84
Lake Grove - 1st		Prudential - Fannie Mae	6.540	24,678,856	12/01/11	2.17
Lake Grove - 2nd		Prudential - Fannie Mae	5.510	10,666,988	12/01/11	2.17
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie Mae	5.490	86,040,695	01/01/12	2.25
Multi-Property Notes Pay		Seller Financing	4.000	249,499	02/01/12	2.34
Timbercroft III - 1st		Capmark - HUD	8.000	359,450	02/01/12	2.34
Castle Club Apartments		NorthMarq - Freddie Mac	7.080	6,346,321	05/01/12	2.59
Gateway Village		Prudential - Fannie Mae	6.885	6,542,956	05/01/12	2.59
The New Colonies		Prudential - Fannie Mae	7.110	18,884,992	06/01/12	2.67
Woodholme Manor		Prudential - Fannie Mae	7.165	3,529,776	07/01/12	2.75
Liberty Place	(1)	CW Capital - Fannie Mae	5.710	6,082,424	11/01/12	3.09
Hackensack Gardens - 1st		Wash Mutual - Fannie Mae	5.260	4,499,086	03/01/13	3.42
Hackensack Gardens - 2nd		Wash Mutual - Fannie Mae	5.440	4,364,541	03/01/13	3.42
Barrington Gardens		Wachovia - Freddie Mac	4.960	11,226,003	04/01/13	3.50
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,042,843	04/01/13	3.50
Canterbury Apartments - 1st		M&T Realty-Fannie Mae	5.020	27,509,160	05/01/13	3.59
Canterbury Apartments - 2nd		M&T Realty-Fannie Mae	6.460	16,887,639	05/01/13	3.59
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	3.92
Heritage Woods Apts	(1)	MMA Realty - Fannie Mae	5.290	4,873,300	09/01/13	3.92
Saddle Brook Apts. - 1st	(1)	Wells Fargo - Fannie Mae	5.840	27,272,295	11/01/13	4.09
Saddle Brook Apts. - 2nd	(1)	Wells Fargo - Fannie Mae	6.290	3,242,085	11/01/13	4.09
Falkland Chase		Centerline - Fannie Mae	5.480	12,413,747	04/01/14	4.50
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	24,489,697	04/01/14	4.50
Hawthorne Court		Centerline - Fannie Mae	5.270	35,424,601	07/01/14	4.75
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	13,817,458	10/01/14	5.01
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	9,997,739	10/01/14	5.01
Westchester West - 1st	(1)	Deutsche Bank - Freddie	6.150	27,007,573	03/01/15	5.42
Westchester West - 2nd	(1)	Deutsche Bank - Freddie	6.640	7,522,583	03/01/15	5.42
Stratford Greens		Capital One Bank	5.750	31,717,462	07/01/15	5.75
Sayville Commons		M&T Realty - Freddie Mac	5.000	40,758,720	08/01/15	5.84
Cypress Place Apartments		Prudential - Fannie Mae	6.555	10,354,204	11/01/15	6.09
Golf Club Apartments		Prudential - Fannie Mae	6.380	33,405,369	11/01/15	6.09
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	6.17
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	51,048,999	01/01/16	6.26
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,286,839	01/01/16	6.26
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	78,574,463	01/01/16	6.26
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,922,483	01/01/16	6.26
The Hamptons/Vinings at Hamptons		Prudential - Fannie Mae	5.565	51,992,945	02/01/16	6.34
Devonshire - 1st		Wachovia - Fannie Mae	5.600	38,033,904	04/01/16	6.51
Devonshire - 2nd		Wachovia - Fannie Mae	6.235	8,464,361	04/01/16	6.51
Mid-Island		Prudential - Fannie Mae	5.480	19,802,606	04/01/16	6.51
Owings Run 1 & 2		Prudential - Fannie Mae	5.590	42,847,022	04/01/16	6.51
Country Village		Centerline - Fannie Mae	5.520	19,086,928	06/01/16	6.67
Fox Hall Apartments		Columbia Nat'l - Freddie Mac	5.610	47,000,000	06/01/17	7.67
Mill Towne Village		Prudential - Fannie Mae	5.990	24,239,000	09/01/17	7.93
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	8.09
Village Square 1, 2 & 3		Prudential - Fannie Mae	5.810	39,285,000	12/01/17	8.18
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	8.26
Seminary Towers Apartments		Prudential - Fannie Mae	5.485	53,515,000	07/01/18	8.76
Bonnie Ridge - 1st		Prudential Life	6.600	12,461,088	12/15/18	9.21
Bonnie Ridge - 2nd		Prudential Life	6.160	18,210,689	12/15/18	9.21
Bonnie Ridge - 3rd		Prudential Life	6.070	25,321,237	12/15/18	9.21
Westwood Village		M&T Realty - Freddie Mac	5.680	47,581,975	01/01/19	9.26
Ridgeview at Wakefield Valley		M&T Realty - Freddie Mac	5.750	18,620,484	01/01/19	9.26
The Sycamores		M&T Realty - Freddie Mac	5.710	21,712,589	01/01/19	9.26
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,408,534	06/01/19	9.67
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,635,212	06/01/19	9.67
The Brooke at Peachtree		Wells Fargo - Fannie Mae	5.470	12,572,198	07/01/19	9.76
Glen Manor		Prudential - Fannie Mae	5.830	8,048,021	08/01/19	9.84
Ridley Brook		Prudential - Fannie Mae	5.830	13,360,415	08/01/19	9.84
Southern Meadows		Red Mortgage - Fannie Mae	5.360	41,475,000	10/01/19	10.01
Dunfield Townhomes		Centerline Capital - HUD	5.250	12,410,900	09/01/28	18.93
Highland House	(1)	Arbor Comml - Fannie Mae	6.320	6,133,342	01/01/29	19.27
Westwoods	(1)	Capstone Realty - HUD	5.940	3,610,774	06/01/34	24.68
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	16,068,343	11/01/34	25.10

WTD AVG - FIXED SECURED			5.781	2,042,947,634		5.00

VARIABLE RATE SECURED
Falkland Chase BMA Index + 1.10		Mont Cty HOC-Fannie Mae	1.374	24,695,000	10/01/30	21.02
Adjusts Weekly
Hill Brook Apts - 30L+2.85+0.44		M&T Realty - Freddie Mac	3.570	13,181,000	09/01/16	6.93
Adjusts Monthly
Wayne Village - 30L+3.00+0.387		M&T Realty - Freddie Mac	3.666	26,810,000	09/01/16	6.93
Adjusts Monthly
Virginia Village - Freddie 30d Ref + 1.99		Wachovia - Freddie Mac	2.115	30,889,903	07/01/15	5.75
Adjusts Monthly

WTD AVG - VARIABLE SECURED			2.559	95,575,903		10.19

WTD AVG - TOTAL SECURED DEBT			5.637	2,138,523,537		5.24

FIXED RATE UNSECURED
Exchangeable Senior Notes			5.750	135,632,420	11/01/26	17.10

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	4.750	71,500,000	08/31/12	2.92
Adjusts Daily 30 LIBOR (Floor 1.50) + 3.25

TOTAL COMBINED DEBT			5.616	$2,345,655,957		5.85

% OF PORTFOLIO - FIXED				92.9%

WTG AVG - TOTAL SECURED DEBT			5.637			5.24
WTD AVG - TOTAL PORTFOLIO			5.616			5.85

(1)	General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.
(2)	Affordable general partner minority interest property consolidated pursuant to FIN 46R.

FIXED RATE - MATURING DEBT SCHEDULE
	WTD AVG	MATURING	% OF
YEAR	RATE	DEBT	TOTAL
2009	5.06	12,539,446	0.6%
2010	5.75	304,791,973	14.9%
2011	6.13	299,348,645	14.7%
2012	5.94	128,036,112	6.3%
2013	6.00	205,916,954	10.1%
2014	5.36	96,143,243	4.7%
2015	5.83	161,440,911	7.9%
2016	5.45	317,060,549	15.5%
2017	5.78	157,524,000	7.7%
2018	5.78	154,508,014	7.6%
2019 - 2042	5.70	205,637,787	10.1%
TOTAL	5.78	$2,042,947,634	100.00%

Debt Summary Schedule

Unencumbered Properties

Property	# Units	Market	State

Morningside Heights	1,050	Baltimore	MD
The Coves at Chesapeake	469	Baltimore	MD
Gardencrest	696	Boston	MA
Stone Ends Apartments	280	Boston	MA
The Townhomes of Beverly	204	Boston	MA
The Village at Marshfield	276	Boston	MA
Courtyards Village	224	Chicago	IL
The Colony	783	Chicago	IL
Cambridge Village	82	Long Island	NY
Heritage Square	80	Long Island	NY
Holiday Square	144	Long Island	NY
Yorkshire Village	40	Long Island	NY
Liberty Commons	120	Portland	ME
East Hill Gardens	33	Northern NJ	NJ
Jacob Ford Village	270	Northern NJ	NJ
Beechwood Gardens	160	Philadelphia	PA
Glen Brook	177	Philadelphia	PA
Racquet Club South	103	Philadelphia	PA
The Landings	384	Philadelphia	PA
Trexler Park West	216	Philadelphia	PA
Woodleaf Apartments	228	Suburban Washington, D.C.	DC

Total Number of Units:	6,019
Total Number of Properties:	21

Recurring Capital Expenditure Summary

Effective January 1, 2009, the Company updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the annual amount is $800 per apartment unit compared to $780 per apartment unit in the prior year.  This new amount better reflects current actual costs since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring, revenue generating upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  Revenue generating capital improvements will directly result in increased rental earnings or expense savings.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,436	9	$160	$13	$173
Blinds/shades	135	3	45	7	52
Carpets/cleaning	770	4	193	180	373
Computers, equipment, misc.(4)	120	6	20	18	38
Contract repairs	-	-	-	147	147
Exterior painting (5)	84	3	28	-	28
Flooring	250	9	28	-	28
Furnace/air (HVAC)	824	24	34	105	139
Hot water heater	260	7	37	-	37
Interior painting	-		-	205	205
Kitchen/bath cabinets upgrades	1,200	15	80	-	80
Landscaping site	-	-	-	131	131
New roof	800	24	33	-	33
Parking lot site	540	15	36	-	36
Pool/exercise facility	119	15	8	54	62
Windows major	1,505	20	75	-	75
Miscellaneous (6)	385	17	23	-	23
Total	$8,428		$800	$860	$1,660

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.

(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $860 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same-store expense detail schedule.

(4)	Includes computers, office equipment/furniture, and maintenance vehicles.

(5)
The level of exterior painting may be lower than other similarly titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that on an annual basis $800 and $780 per unit is spent on recurring capital expenditures in 2009 and 2008, respectively.  During the three months ended September 30, 2009 and 2008, approximately $200 and $195 per unit, respectively, was estimated to be spent on recurring capital expenditures.  For the nine months ended September 30, 2009 and 2008, approximately $600 and $585 per unit, respectively, was estimated to be spent on recurring capital expenditures.  The table below summarizes the actual total capital improvements incurred by major categories and an estimate of the breakdown of total capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements for the three and nine months ended September 30, 2009 as follows:

For the three months ended September 30, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$34	$1	$34	$1
Major building improvements	1,139	32	2,152	59	3,291	91
Roof replacements	298	8	358	10	656	18
Site improvements	398	11	1,682	47	2,080	58
Apartment upgrades	1,379	38	4,352	120	5,731	158
Appliances	1,204	33	-	-	1,204	33
Carpeting/flooring	1,999	55	939	26	2,938	81
HVAC/mechanicals	642	18	1,619	45	2,261	63
Miscellaneous	175	5	-	-	175	5
Totals	$7,234	$200	$11,136	$308	$18,370	$508

(a)	Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the three months ended September 30, 2009.

For the nine months ended September 30, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(b)	Cap Ex	Per Unit(b)	Improvements	Per Unit(b)
New Buildings	$-	$-	$630	$17	$630	$17
Major building improvements	3,418	94	6,193	172	9,611	266
Roof replacements	895	25	1,198	33	2,093	58
Site improvements	1,194	33	2,577	71	3,771	104
Apartment upgrades	4,367	121	13,149	363	17,516	484
Appliances	3,371	93	34	1	3,405	94
Carpeting/Flooring	5,996	166	2,047	56	8,043	222
HVAC/Mechanicals	1,926	53	4,301	119	6,227	172
Miscellaneous	537	15	908	25	1,445	40
Totals	$21,704	$600	$31,037	$857	$52,741	$1,457

(b) Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the nine months ended September 30, 2009.

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended September 30, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(c)	Cap Ex	Per Unit(c)	Improvements	Per Unit(c)
Core Communities	$7,072	$200	$10,128	$286	$17,200	$486
2008 Acquisition Communities	162	200	1,008	1,240	1,170	1,440
Sub-total	7,234	200	11,136	308	18,370	508
2009 Disposed Communities	-	-	-	-	-	-
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	464	-
	$7,234	$200	$11,136	$308	$18,834	$508

(c)	Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the three months ended September 30, 2009.

For the nine months ended September 30, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(d)	Cap Ex	Per Unit(d)	Improvements	Per Unit(d)
Core Communities	$21,216	$600	$29,087	$823	$50,303	$1,423
2008 Acquisition Communities	488	600	1,950	2,399	2,438	2,999
Sub-total	21,704	600	31,037	857	52,741	1,457
2009 Disposed Communities	49	600	126	1,549	175	2,149
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	1,226	-
	$21,753	$600	$31,163	$860	$54,142	$1,460

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture, fixtures and leasehold improvements.

(d)	Calculated using the weighted average number of units owned, including 35,360 core units, 2008 acquisition units of 813 and 2009 disposed units of 81 for the nine months ended September 30, 2009.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	9/30/2009	9/30/2008	Change

Net Operating Income	$72,007	$72,373	-0.5%

Less: Non Recurring Cap Ex @ 6%	(608)	-	-

Adjusted Net Operating Income	$71,399	$72,373	-1.3%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of September 30, 2009
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
1200 East West Highway	High Rise	247	$80,000	$323.9	$64,043	2Q 07	1Q 10	1Q 10	n/a
Silver Spring, MD

Courts at Huntington Station	Podium	421	129,900	308.6	69,244	1Q 08	1Q 10	2Q 11	n/a
Alexandria, VA

Total		668	$209,900	$314.2

Pre-construction:
Falkland North	High Rise	tbd	tbd	tbd	1,799	tbd	tbd	tbd	n/a
Silver Spring, MD

Ripley Street *	High Rise	300	tbd	tbd	18,081	tbd	tbd	tbd	n/a
Silver Spring, MD

Total					$153,167

*	Preliminary estimates. A site plan for construction of up to 314 apartment units has been filed. More detail will be provided in subsequent quarters.

Home Properties Cash Flow Projection *

	12/31/08	2009	2010	2011

Beginning cash on hand (line of credit balance)		$(71,000)	$(59,000)	$(46,000)

FFO (2009 at midpoint, 2010 no increase, 2011 +5%)		145,000	145,000	152,050
Non-cash expense add-back to arrive at FFO cash flow		11,000	11,000	11,000
Normal capital replacements		(29,000)	(29,000)	(29,000)
Dividends (kept constant at current $2.68 run rate)		(121,000)	(121,000)	(121,000)

Cash flow after normal cap ex and dividends		6,000	6,000	13,050

Stock buy back		-	-	-
Stock issuance		-	-	-

Upgrading & repositioning cap ex		(50,000)	(50,000)	(65,000)

Acquisitions		-	(100,000)	(100,000)
Secured financing assumed or placed new		-	70,000	70,000
Net cash flow used for acquisitions		-	(30,000)	(30,000)

Disposition gross proceeds - named		110,000	-	-
Disposition debt		(42,000)	-	-
Disposition gross proceeds - unnamed		-	50,000	50,000
Disposition debt - unnamed		-	(25,000)	(25,000)
Net cash flow provided from dispositions		68,000	25,000	25,000

Development needs for projects in pipeline		(63,000)	(59,000)	(11,000)

Debt Activity
Required mortgage principle amortization		(25,000)	(25,000)	(25,000)

Maturing secured debt - per Feb 2009 published average debt schedule		(19,000)	(333,000)	(301,000)

Refinance certain 2010 and 2011 maturities in 2009		(225,000)	206,000	19,000
Net 2009 maturities as adjusted		(244,000)

Refinance certain 2011 maturities in 2010			(184,000)	184,000
Net 2010 maturities as adjusted			(311,000)

Net 2011 maturities as adjusted				(98,000)

Maturing convertible senior notes		-	-	(140,000)
Net cash flow used for debt reductions		(269,000)	(336,000)	(263,000)

Gross proceeds from refinancing net 2009 maturities as adjusted		239,000
Gross proceeds from refinancing net 2010 maturities as adjusted			457,000
Gross proceeds from refinancing net 2011 maturities as adjusted				121,000
Secured debt on properties from unencumbered pool		81,000	-	145,000
Net cash flow provided from debt increases		320,000	457,000	266,000

Net cash flow		12,000	13,000	(64,950)

Ending cash on hand (line of credit balance)	$(71,000)	$(59,000)	$(46,000)	$(110,950)

Debt statistics and ratios at period end

Debt to total market cap (based on bank covenants, not
equity trading value)	57.5%	58.3%	60.4%	61.8%

Unencumbered pool as % of total property	19.6%	19.8%	21.1%	16.9%

*	Assumptions and projections detailed in this presentation are for discussion purposes only. Data does not constitute guidance. Certain assumptions have been made to "stress" the balance sheet.

2009 Earnings Guidance
	First	Second	Third	Fourth
Restatement of 2008	Quarter	Quarter	Quarter	Quarter	Year

Restatement of 2008 FFO for APB 14-1

FFO per share - 2008 actual reported per NAREIT definition	$0.7920	$0.8993	$0.8555	$1.0177	$3.5652

Increased interest expense	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

FFO per share - 2008 actual per NAREIT definition as restated	$0.7783	$0.8851	$0.8412	$0.9489	$3.4544

Restatement of 2008 "Operating FFO" for APB 14-1

Operating FFO per share - 2008 actual reported	$0.7920	$0.8993	$0.8555	$1.1060	$3.6530

Increased interest expense from APB 14-1	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt - APB 14-1	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

Operating FFO per share - 2008 actual as restated	$0.7783	$0.8851	$0.8412	$1.0372	$3.5422

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  In the fourth quarter of 2008, the Company recorded a non-cash charge of $4 million for impairment on an affordable property in Columbus, Ohio where Home Properties is the general partner owning a 0.01% interest.  This $4 million non-cash charge reduced FFO by $0.088 per share in 2008.  The Company expects 2009 FFO and Operating FFO to be the same.

Both FFO and Operating FFO have been restated to reflect the mandatory adoption of FASB Staff Position APB 14-1, which requires companies to expense on a current and retroactive basis certain implied costs of the option value inherent in convertible debt beginning January 1, 2009.  Adoption of APB 14-1 will result in the recognition of non-cash charges which will have no material impact on the company's debt coverage ratios or debt covenants.

Specifically, additional interest expense of approximately 5.5 cents will be recorded in the 2008 restatement.  In addition, the $13.9 million gain on early extinguishment of debt recorded in the fourth quarter of 2008 will be restated to an $11.3 million gain.  The economics of the gain transaction have not changed, only the accounting treatment.

For 2009, there is an additional $1.9 million of interest expense to be recorded from APB 14-1, or approximately 4 cents per share for the year, or one cent per quarter, reflected in the 2009 numbers below.

	Actual	Actual	Actual
	First	Second	Third	Fourth
2009 Earnings Guidance	Quarter	Quarter	Quarter	Quarter	Year

2009 compared to 2008 based on NAREIT definition
FFO per share - 2009 guidance per NAREIT definition	$0.794	$0.838	$0.814	$.73 - $.79	$3.18 - $3.24

Actual result / Midpoint of guidance	$0.794	$0.838	$0.814	$0.76	$3.21

FFO per share - 2008 actual per NAREIT definition as restated	$0.778	$0.885	$0.841	$0.949	$3.454

Positive (negative) growth projected	2.0%	-5.3%	-3.2%	-19.9%	-7.1%

2009 compared to 2008 based on "Operating FFO"
FFO per share - 2009 Operating FFO	$0.794	$0.838	$0.814	$.73 - $.79	$3.18 - $3.24

Actual result / Midpoint of guidance	$0.794	$0.838	$0.814	$0.76	$3.21

Operating FFO per share - 2008 actual as restated	$0.778	$0.885	$0.841	$1.037	$3.542

Positive (negative) growth projected	2.0%	-5.3%	-3.2%	-26.7%	-9.4%

2009 Earnings Guidance	Actual	Actual	Actual
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	1.6%	-0.2%	-0.2%	-1.5%	-0.1%

Same store expense growth	2.6%	1.7%	0.2%	-1.8%	0.7%

Same store NOI growth	0.8%	-1.4%	-0.5%	-1.3%	-0.6%

Same store 2009 physical occupancy	94.4%	95.1%	95.1%	94.7%	94.8%

Same store 2008 physical occupancy	94.9%	95.0%	95.0%	94.9%	95.0%

Change in occupancy	-0.5%	0.1%	0.1%	-0.2%	-0.2%